                                                                EXHIBIT 10.9


                            SEVENTH AMENDMENT TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


         Seventh Amendment to Amended and Restated Agreement of Limited Partnership (the "Amendment"), dated December ___, 1996, among the undersigned parties.

                              R E C I T A L S:

         WHEREAS, a Delaware limited partnership known as GGP Limited Partnership exists pursuant to that certain Amended and Restated Agreement of Limited Partnership dated July 27, 1993, as amended by that certain First Amendment thereto dated May 23, 1995, that certain Second Amendment thereto dated July 13, 1995, that certain Third Amendment thereto dated as of May 21, 1996, that certain Fourth Amendment thereto dated as of August 30, 1996, that certain Fifth Amendment thereto dated as of October 4, 1996 and that certain Sixth Amendment thereto dated as of November 27, 1996 (the "Initial Partnership Agreement");

         WHEREAS, concurrently herewith, Forbes/Cohen Properties, a Michigan general partnership ("FCP"), Jackson Properties, a Michigan general partnership ("JP"), and Lakeview Square Associates, a Michigan general partnership ("LSA" and, together with FCP and JP, "Contributors"), are being admitted as additional limited partners of the Partnership pursuant to that certain Contribution Agreement dated the date hereof, between the Partnership and FCP, that certain Contribution Agreement dated the date hereof, between the Partnership and JP, and that certain Contribution Agreement dated the date hereof, between the Partnership and LSA (collectively, the "Contribution Agreements"); and

         WHEREAS, the parties hereto, being the general partner of the Partnership, Contributors and a majority in interest of other partners of the Partnership, desire to amend the Initial Partnership Agreement to reflect the foregoing admission and certain other understandings as set forth herein.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Initial Partnership Agreement, as amended hereby.

         2. The issuance of Additional Units to Contributors upon the terms set forth in the Contribution Agreements (including without limitation the provisions of Section 11.16 thereof, which are deemed to amend the Initial Partnership Agreement to the extent that they are inconsistent therewith) is hereby approved and Contributors are hereby admitted as Additional Partners.

         3. Each Contributor hereby agrees to be bound by the Initial Partnership Agreement, as the same is amended hereby and as the same hereafter may be amended.

         4. The last sentence of Section 13.7 of the Initial Partnership Agreement may not be amended to modify the approval rights of a Contributor without such Contributor's consent. In addition, without the consent of a majority in interest of the holders of the Units issued pursuant to the Contribution Agreements and this Amendment, the Initial Partnership Agreement, as amended hereby, may not be amended to further restrict the transfer of such Units to persons or entities who are direct or indirect owners of Contributors on the date hereof and Section 2 hereof may not be amended.

         5. Exhibit A of the Initial Partnership Agreement is hereby deleted and the Exhibit A attached to this Amendment is hereby inserted in lieu thereof.

         6. Except as specifically set forth herein, the Initial Partnership Agreement shall remain in full force and effect.

         7. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware (without regard to its conflicts of law principles).

         8. This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

         9. This Amendment shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

GENERAL PARTNER:

GENERAL GROWTH PROPERTIES, INC.,
 a Delaware corporation

By:_______________________________
   Its:___________________________

LIMITED PARTNERS:

APPLETON TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

FALLBROOK TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST C

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST F

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MARTIN INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST A

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST B

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW INVESTMENT TRUST H

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MATTHEW FAMILY TRUST G

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBA TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBB TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

MBC TRUST

By:      GENERAL TRUST COMPANY,
         Trustee

         By:___________________________
            Its:_______________________

         The address for each of the foregoing
         Limited Partners is as follows:

         4001 W. 41st Street
         #04A Empire Mall
         Sioux Falls, South Dakota  57116

______________________________
John Bucksbaum
     215 Keo Way
     Des Moines, Iowa 50309

STANLEY RICHARDS REVOCABLE TRUST

By:________________________________
   Stanley Richards, Trustee
         215 Keo Way
         Des Moines, Iowa  50309

______________________________
Carolyn Bucksbaum
         215 Keo Way
         Des Moines, Iowa   50309

FORBES/COHEN PROPERTIES, a
Michigan general partnership


By:      __________________________
         Maurice Cohen, partner


By:      __________________________
         Sidney Forbes, partner


JACKSON PROPERTIES, a
Michigan general partnership

By:      Forbes/Cohen Properties, a
         Michigan general partnership,
         a partner


         By:     __________________________
                 Maurice Cohen, partner


         By:     __________________________
                 Sidney Forbes, partner


By:      The Frankel Group, a Michigan general
         partnership, a partner


         By:     __________________________
                 Samuel Frankel, Trustee under
                 Trust Agreement dated 7/9/91,
                 partner


By:      The Cohn Group, a Michigan general
         partnership, a partner


         By:     __________________________
                 Avern Cohn, partner

LAKEVIEW SQUARE ASSOCIATES, a
Michigan general partnership

By:      Forbes/Cohen Properties, a
         Michigan general partnership,
         a partner


         By:     __________________________
                 Maurice Cohen, partner


         By:     __________________________
                 Sidney Forbes, partner


By:      Lakeview Properties, a
         Michigan limited partnership,
         a partner

         By:     Forbes/Cohen Properties,
                 a Michigan general partnership,
                 its general partner


                 By:      __________________________
                          Maurice Cohen, partner


                 By:      __________________________
                          Sidney Forbes, partner

         The address for Forbes/Cohen Properties,
         Lakeview Square Associates and Jackson Properties is as follows:

         100 Galleria Officentre
         Suite 427
         Southfield, Michigan  48037

                                   EXHIBIT A

                                    PARTNERS

                                        Number
                                          of             Percentage
General Partner:                         Units            Interest
---------------                          -----           ----------
General Growth
  Properties, Inc.                30,468,020.0000         62.9473%


Limited Partners:
----------------

Appleton Trust                     1,701,236.4524          3.5148

Fallbrook Trust                      488,799.4853          1.0099

Martin Investment Trust A          1,030,585.6042          2.1292

Martin Investment Trust B          1,030,585.6042          2.1292

Martin Investment Trust C          1,030,585.6042          2.1292

Martin Investment Trust F          1,030,585.6042          2.1292

Martin Investment Trust G          2,061,171.2084          4.2584

Matthew Investment Trust A           893,169.4968          1.8453

Matthew Investment Trust B           891,984.6398          1.8429

Matthew Investment Trust G         1,783,636.8896          3.6850

Matthew Investment Trust H         1,783,636.8896          3.6850

MBA Trust                            293,305.2273           .6060

MBB Trust                            292,120.3700           .6035

MBC Trust                            291,854.0225           .6030

Matthew Family Trust G               498,815.9255          1.0306

Carolyn Bucksbaum                    453,791.0000           .9375

Ann Bucksbaum Friedman                 7,872.7911           .0163

John Bucksbaum                         7,872.7911           .0163

Stanley Richards
 Revocable Trust                     149,706.3938           .3093

Joe W. Lowrance                       57,620.0000           .1190


LWLDA Limited Partnership              45,223.0000          .0934

Brent M. Milgrom                       57,620.0000          .1190

GDC/A&B Limited Partnership            45,223.0000          .0934

Edward S. Brown                        38,098.0000          .0787

Edward S. Brown and Susan
 Garber, Husband and Wife,
 as Tenants by the Entirety            40,846.0000          .0844

Lawrence A. Brown                      17,647.0000          .0365

Merrill H.J. Roth                      29,024.0000          .0600

The Roth Family                        22,308.0000          .0461
 Limited Partnership

Arthur B. Morgenstern                  54,625.0000          .1129

Joseph Straus, Jr.                     78,017.0000          .1612

HIA Limited Partnership               107,080.0000          .2212

Morgenstern, Rounick-Weiner            63,422.0000          .1310
 Associates

Marvin Rounick and
 Judy Rounick, Husband
 and Wife, as Tenants-by-
 the-Entirety                          55,670.0000          .1150

Joint Revocable Trust of
 Warren and Penny Weiner               18,557.0000          .0383

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Robyn Weiner                          18,557.0000          .0383

Irrevocable Trust of
 Warren Weiner dated
 January 24, 1978 F/B/O
 Kimberly Weiner                       18,557.0000          .0383

Forbes/Cohen Properties               801,842.0000         1.6566

Jackson Properties                    346,795.0000          .7165

Lakeview Square Properties            296,363.0000          .6123
                                      ------------        -------

Total Units:                       48,402,430.0000       100.0000%
                                   ===============       ========






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